Exhibit 10.10


                                                                  EXHIBIT D
                                                                      TO
                                                                   EXCHANGE
                                                                  AGREEMENT


                     AMENDED AND RESTATED SECURITY AGREEMENT

         THIS AMENDED AND RESTATED SECURITY AGREEMENT, dated as of April 21, 2004 (this "Agreement"), by and between KNIGHTSBRIDGE FINE WINES, INC., a Nevada corporation (the "Company"), and GRYPHON MASTER FUND, L.P., a Bermuda limited partnership ("Gryphon").

                              W I T N E S S E T H:

         WHEREAS, the Company and Gryphon have executed and entered into that certain Security Agreement dated December 22, 2003 (the "Original Security Agreement");

         WHEREAS, in connection with the Exchange Agreement (such capitalized term and all other capitalized terms used herein having the respective meanings provided herein), Gryphon has exchanged, among other things, the Company's 7.5% Secured Convertible Note due 2006 (the "Original Note") that was the subject of the Original Security Agreement for the New Note, and the Company has agreed to grant to Gryphon a security interest in the Company's properties and assets to secure the payment of the New Note; and

         WHEREAS, Gryphon and the Company desire that Gryphon continue to have a first priority security interest in and to the Collateral, but to secure payment of the New Note rather than the Original Note.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Gryphon hereby agree that the Original Security Agreement is amended and restated in its entirety as follows:

     1. REFERENCE TO NEW NOTE. This Agreement is being executed and delivered in connection with that certain 7.5% Senior Secured Convertible Note due 2006, in the original principal amount of $5,500,000, issued by the Company to Gryphon pursuant to the Exchange Agreement (the "New Note").

     2. INCORPORATION OF NEW NOTE. The terms, conditions, and provisions of the New Note are incorporated herein by reference, the same as if set forth herein verbatim, which terms, conditions, and provisions shall continue to be in full force and effect hereunder until the New Note is paid and performed in full.

     3. CERTAIN DEFINITIONS. As used herein, the following terms have the meanings indicated:

         "Collateral" means any and all assets and properties (real, personal or mixed) of the Company, whether now owned or hereafter acquired, including, without limitation, (i) all replacements, substitutions and additions thereto, and the accounts, notes and any other proceeds therefrom, and (ii) the Company's entire equity interest in Kirkland Knightsbridge LLC, a California limited liability company ("KKLLC"). Without limiting the generality of the foregoing, the term "Collateral" shall include all of the Company's right, title and interest, whether now owned or hereafter acquired, whether direct or indirect, whether legal, beneficial or economic, whether fixed or contingent, whether arising under the KKLLC Organizational Documents, under applicable law or otherwise (A) as a member in and to KKLLC (including the Company's 50%
membership interest in KKLLC), the Company's interest in any other rights to participate in the equity of KKLLC, the Company's share of the profits, losses and capital of KKLLC, the Company's voting rights and all of the Company's rights in, to and under the KKLLC Organizational Documents, including any purchase option, right of first refusal, right of first offer and buy/sell right; (B) any other membership and other interest in and to KKLLC; (C) in all Distributions from KKLLC; (D) in all proceeds (including claims against third parties), products, offspring, rents, revenues, issues, profits, royalties, income, benefits, additions and accessions to or of any of the foregoing; (E) in all replacements and substitutions of or for any of the foregoing; (F) in all books and records (in whatever form or media, including without limitation computerized records, software and disks) relating to any of the foregoing; and
(G) in all documents, instruments, certificates, agreements or other evidence of any of the foregoing, whether or not in written form and whether heretofore or hereafter in existence or acquired.

         "Distribution"   means  any  and  all  dividends,   including   capital
dividends, stock dividends and liquidating dividends, payments, deferred payments, money, real or personal property or any other distributions of any kind or character, made by KKLLC on or in respect of any ownership interest and any of the foregoing received in payment or in redemption of, or in exchange for, any ownership interest.

         "Event of Default" shall have the meaning provided in the New Note.

         "Exchange Agreement" means the Securities Exchange Agreement, dated as of April 21, 2004, by and between the Company and Gryphon.



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

         "KKLLC Organizational Documents" means the Certificate of Organization or Formation of KKLLC, the Operating Agreement or Limited Liability Company Agreement of KKLLC, and each other organizational or constituent document of KKLLC.

         "Obligation" means the Company's payment and performance duties and obligations under the New Note, together with any and all renewals, extensions, and modifications of the same, and all costs of collection thereunder.

         "Obligor" means any person obligated with respect to any of the Collateral, whether as an account debtor, obligor on an instrument, issuer of securities, or otherwise.

         "Security Interests" means the security interests granted and the pledges and assignments made under Section 4.

         "Security Document" means any security agreement, financing statement, mortgage, deed of trust or other similar security document.

         "UCC" means the Uniform Commercial Code as enacted in the State of Nevada, the State of California, the State of New Jersey, and/or other applicable jurisdiction, as amended at the time in question.

     4. SECURITY INTERESTS. In order to secure the full and complete payment and performance of the Obligation when due, the Company hereby grants to Gryphon a first priority security interest in and to the Collateral and pledges and assigns the Collateral to Gryphon, all upon and subject to the terms and conditions of this Agreement. Such security interests are granted and such pledges and assignments are made as security only and shall not subject Gryphon to, or transfer or in any way affect or modify, any obligation of the Company with respect to any of the Collateral or any transaction involving or giving rise thereto.

     5.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

         (a) REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. The Company represents and warrants that (i) it has all requisite power and authority to enter into this Agreement; (ii) except for any Security Documents that may be filed by Gryphon with respect to the Collateral, no Security Document covering the Collateral, or any part thereof, has been filed with any filing officer, agency, instrumentality or authority; (iii) no other Security Document covering the Collateral, or any part thereof, has been made and no security interests, other than the ones created hereby, have attached to or been perfected in



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

the Collateral or in any part thereof; and (iv) no dispute, right of setoff, counterclaim, or defense exists with respect to any part of the Collateral.

         (b) AFFIRMATIVE COVENANTS OF THE COMPANY. The Company covenants and agrees to each and all of the following: (i) to execute and deliver promptly to Gryphon all such other Security Documents, assignments, certificates, and supplemental writings, and to do all other acts or things, as Gryphon may reasonably request in order more fully to evidence and perfect the Security Interests; (ii) to assist Gryphon, at its request from time to time, in perfecting the Security Interests in each applicable foreign and domestic jurisdiction; (iii) to furnish Gryphon promptly with any information or writing that Gryphon may reasonably request concerning the Collateral; (iv) to allow Gryphon to inspect all books and records of the Company relating to the Collateral or the New Note, and to make and take away copies of such books and records at Gryphon's expense; (v) to notify Gryphon promptly of any change in any material fact or circumstance warranted or represented by the Company in this Agreement or in any other writings furnished by the Company to Gryphon in connection with the Collateral; (vi) to notify Gryphon promptly of any claim, action, or proceeding affecting title to the Collateral, or any part thereof, or any of the Security Interests, and at the request of Gryphon, to appear in and defend, at the Company's sole cost and expense, any action or proceeding; and
(vii) to pay to Gryphon promptly the amount of all court costs and reasonable attorney's fees incurred by Gryphon in the enforcement of its rights hereunder.

         (c) NEGATIVE COVENANTS OF THE COMPANY. The Company covenants and agrees that, without the prior written consent of Gryphon (which consent may be granted or withheld in the sole and absolute discretion of Gryphon), the Company will not create any other security interest in, mortgage, or otherwise encumber the Collateral or any part thereof, or permit the Collateral to be or become subject to any lien, attachment, execution, sequestration, other legal or equitable process, or any encumbrance of any kind or character, except for the Security Interests.

         (d) NO CHANGES TO ORGANIZATIONAL DOCUMENTS OR OWNERSHIP STRUCTURE OF KKLLC. The Company shall not, and shall not cause KKLLC to, (i) cancel or terminate the KKLLC Organizational Documents or consent to or accept any cancellation or termination thereof; (ii) amend, supplement or otherwise modify the KKLLC Organizational Documents, (iii) petition, request or take any other legal or administrative action that seeks, or may reasonably be expected, to rescind, terminate, amend, modify or suspend the KKLLC Organizational Documents;
(iv) vote to enable, or take any other action to permit, KKLLC to admit any additional person or entity as a member of KKLLC; (v) voluntarily withdraw as a member in KKLLC; (vi) vote to enable, or take any other action to permit, KKLLC to issue any



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

additional membership interests, or to issue any interests convertible into or granting the right to purchase or exchange for any membership interests of KKLLC; or (vii) vote to enable, or take any other action to permit, KKLLC to issue any certificate or other writing (other than the KKLLC Organizational Documents) to represent the Company's membership interest in KKLLC.

         (e) COMPLIANCE WITH KKLLC ORGANIZATIONAL  DOCUMENTS.  The Company shall
(i) observe and perform each and every term, covenant and provision of the KKLLC Organizational Documents on the part of the Company to be observed and performed and shall duly and faithfully discharge the Company's obligations under the KKLLC Organizational Documents and under each and every agreement, document or instrument relating to the Company's right to receive the Collateral; and (ii) take all steps required to enforce the rights of the Company under the KKLLC Organizational Documents.

         (f) NOT A "SECURITY". The Company shall not cause or consent to, and shall not cause KKLLC to cause or consent to, (i) any membership interests in KKLLC to be dealt with or traded on any securities exchanges or in any securities markets, or (ii) elect to have the membership interests in KKLLC treated as a "security" under or governed by Article 8 of the UCC.

     6.  DISTRIBUTIONS FROM KKLLC.

         (a) GENERAL PROHIBITION. Without Gryphon's prior written consent, the Company shall not cause or consent to any Distribution.

         (b) DISTRIBUTION OBLIGATIONS. Without waiving any Event of Default for any breach, default or violation of Section 6(a) above, with respect to any Distribution to which the Company becomes entitled:

             (i) To the extent such Distribution is in the form of cash or cash equivalents, the Company shall request that the person or entity making such Distribution deposit the same with Gryphon pursuant to instructions which Gryphon shall specify, with all necessary endorsements. If the Company (or any other person or entity) should nevertheless receive such Distribution, it shall hold the same in trust for the benefit of Gryphon separate and apart from any of its own assets and immediately cause the same to be delivered to Gryphon, with all necessary endorsements;

             (ii) To the extent such Distribution is not in the form of cash or cash equivalents, the Company shall, concurrently with such Distribution, execute, deliver and cause to be filed such Financing Statements naming Gryphon as secured party in such jurisdictions as Gryphon shall specify covering such Distribution;



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

             (iii) To the extent such Distribution is a "certificated security" within the meaning of Article 8 of the Uniform Commercial Code, the Company shall also, concurrently with such Distribution, (A) request that KKLLC deliver directly to Gryphon each such "certificated security," each undated and duly endorsed in blank, and (B) deliver to Gryphon all necessary stock powers, other powers, instruments of transfer or assignment, each undated and duly executed in blank, as Gryphon may request; and

             (iv) To the extent such Distribution is an "uncertificated security" within the meaning of Article 8 of the Uniform Commercial Code, the Company shall also, concurrently with such Distribution, request that KKLLC, (A) create a registration book for the registration of such "uncertificated security" and duly register Gryphon as the registered owner thereof to the extent of its security interest therein and the prohibition on making Distributions, and (B) deliver such registration book to Gryphon.

     7. DEFAULT; REMEDIES. Should an Event of Default occur and be continuing, Gryphon may, at its election, exercise any and all rights available to Gryphon under the UCC, in addition to any and all other rights afforded by this Agreement, at law, in equity, or otherwise, including, without limitation, (a) requiring the Company to assemble all or part of the Collateral and make it available to Gryphon at a place to be designated by Gryphon which is reasonably convenient to the Company and Gryphon, (b) surrendering any policies of insurance on all or part of the Collateral and receiving and applying the unearned premiums as a credit on the Obligation, (c) applying by appropriate judicial proceedings for appointment of a receiver for all or part of the Collateral (and the Company hereby consents to any such appointment), and (d) applying to the Obligation any cash held by Gryphon under this Agreement. In addition, Gryphon shall have the right, without any further action or consent of the Company or any other person or entity, to immediately (i) direct KKLLC ("KKLLC Direction") to identify Gryphon or Gryphon's designee, on the books and records of KKLLC, as a member of KKLLC in full substitution of the Company and
(ii) otherwise take and cause KKLLC to take all other steps required to identify Gryphon or such designee as the sole and exclusive owner of the Collateral. In furtherance thereof, the Company hereby irrevocably authorizes and directs KKLLC on receipt of any KKLLC Direction (A) to admit Gryphon or such designee as a member in KKLLC, entitled to exercise all the rights, powers and privileges (including voting rights, the right to receive all Distributions and be credited with the capital account of the Company, the right to participate in the management and operation of KKLLC, all rights in, to and under the KKLLC Organizational Documents, including any purchase option, right of first refusal, right of first offer and buy/sell right and the right to exercise all other powers and privileges appertaining to such membership interest) to which the Company would have been entitled had Gryphon not delivered the KKLLC Direction, and (B) to file an amendment to the KKLLC Organizational Documents



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

admitting Gryphon or such designee as a member in substitution of the Company; provided, however, that no such amendment shall be necessary or required to effectuate, implement or activate Gryphon rights under this Agreement or Gryphon's rights as owner and successor-in-interest to all of the Company's rights in, to and under the Collateral. The Company acknowledges that sending of the KKLLC Direction and the compliance by the Company or KKLLC with the requirements hereof would not violate any automatic stay that may be in effect under any bankruptcy law.

         (a) NOTICE. Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to the Company and to any other person entitled to notice under the UCC; provided that if any of the Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, Gryphon may sell or otherwise dispose of the Collateral without notification, advertisement, or other notice of any kind. It is agreed that notice sent or given not less than three (3) calendar days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this subsection.

         (b) SALES OF SECURITIES. In connection with the sale of any Collateral that is securities, Gryphon is authorized, but not obligated, to limit prospective purchasers to the extent deemed necessary or desirable by Gryphon to render such sale exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws, and no sale so made in good faith by Gryphon shall be deemed not to be "commercially reasonable" because so made.

         (c) APPLICATION OF PROCEEDS. Gryphon shall apply the proceeds of any sale or other disposition of the Collateral under this Section 7 in the following order: First, to the payment of all its expenses incurred in retaking, holding, and preparing any of the Collateral for sale(s) or other disposition, in arranging for such sale(s) or other disposition, and in actually selling or disposing of the same (all of which are part of the Obligation); second, toward repayment of amounts expended by Gryphon under Section 8; and third, toward payment of the balance of the Obligation in such order and manner as Gryphon, in its discretion, may deem advisable. Any surplus remaining shall be delivered to the Company or as a court of competent jurisdiction may direct.

     8.  OTHER RIGHTS OF GRYPHON.

         (a) PERFORMANCE. In the event the Company shall fail to pay when due all taxes on any of the Collateral, or to preserve the priority of the Security



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

Interests in any of the Collateral, or otherwise fail to perform any of its obligations under this Agreement with respect to the Collateral, then Gryphon may, at its option, but without being required to do so, pay such taxes, prosecute or defend any suits in relation to the Collateral, or take all such other action which the Company is required, but has failed or refused, to take under this Agreement. Any sum which may be expended or paid by Gryphon under this subsection (including, without limitation, court costs and attorneys' fees) shall bear interest from the dates of expenditure or payment at the highest lawful rate until paid and, together with such interest, shall be payable by the Company to Gryphon upon demand and shall be part of the Obligation.

         (b) COLLECTION. Upon notice from Gryphon, each Obligor with respect to any payments on any of the Collateral (including, without limitation, dividends and other distributions with respect to securities and insurance proceeds payable by reason of loss or damage to any of the Collateral) is hereby authorized and directed by the Company to make payment directly to Gryphon, regardless of whether the Company was previously making collections thereon. Subject to Section 8(e) hereof, until such notice is given, the Company is authorized to retain and expend all payments made on the Collateral. Gryphon shall have the right in its own name or in the name of the Company to compromise or extend time of payment with respect to all or any portion of the Collateral for such amounts and upon such terms as Gryphon may determine; to demand, collect, receive, receipt for, sue for, compound, and give acquaintances for any and all amounts due or to become due with respect to the Collateral; to take control of cash and other proceeds of any Collateral; to endorse the name of the Company on any notes, acceptances, checks, drafts, money orders, or other evidences of payment on the Collateral that may come into the possession of Gryphon; to sign the name of the Company on any invoice or bill of lading relating to any Collateral, on any drafts against Obligors or other persons making payment with respect to the Collateral, on assignments and verifications of accounts or other Collateral and on notices to Obligors making payment with respect to the Collateral; to send requests for verification of obligations to any Obligor; and to do all other acts and things necessary to carry out the intent of this Agreement. If any Obligor fails or refuses to make payment on any Collateral when due, Gryphon is authorized, in its sole discretion, either in its own name or in the name of the Company, to take such action as it shall deem appropriate for the collection of any amounts owed with respect to the Collateral or upon which a delinquency exists. Regardless of any other provision hereof, however, Gryphon shall never be liable for their failure to collect, or for its failure to exercise diligence in the collection of, any amounts owed with respect to the Collateral, nor shall it be under any duty whatever to anyone except the Company to account for funds that it shall actually receive hereunder. Without limiting the generality of the foregoing, Gryphon shall have no responsibility for ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any



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

Collateral, or for informing the Company with respect to any of such matters (irrespective of whether Gryphon actually has, or may be deemed to have, knowledge thereof). The rights granted Gryphon under this subsection may be exercised at any time, whether or not an Event of Default has occurred and is continuing.

         (c) RECORD OWNERSHIP OF SECURITIES. Whether or not an Event of Default has occurred and is continuing, Gryphon at any time may have any Collateral that is securities and that is in the possession of Gryphon, or its nominee or nominees, registered in its name, or in the name of its nominee or nominees, as pledgee; and, as to any securities so registered, Gryphon shall execute and deliver (or cause to be executed and delivered) to the Company all such proxies, powers of attorney, dividend coupons or orders, and other documents as the Company may reasonably request for the purpose of enabling the Company to exercise the voting rights and powers which it is entitled to exercise under this Agreement and to receive the dividends and other payments in respect of securities which it is authorized to receive and retain under this Agreement.

         (d) VOTING OF SECURITIES. As long as an Event of Default has not occurred and is not continuing, the Company shall be entitled to exercise all voting rights pertaining to any Collateral that is securities. After the occurrence and during the continuance of an Event of Default, the right to vote any Collateral that is securities shall be vested exclusively in Gryphon. To this end, the Company hereby irrevocably constitutes and appoints Gryphon the proxy and attorney-in-fact of the Company, with full power of substitution, to vote, and to act with respect to, any and all Collateral that is securities standing in the name of the Company or with respect to which the Company is entitled to vote and act, subject to the understanding that such proxy may not be exercised unless an Event of Default has occurred and is continuing. The proxy herein granted is coupled with an interest, is irrevocable, and shall continue until the Obligation has been paid and performed in full.

         (e) CERTAIN PROCEEDS. Notwithstanding any provision of this Agreement to the contrary, any and all stock dividends or distributions in property made on or in respect of any Collateral that is securities, and any proceeds of any Collateral that is securities, whether such dividends, distributions, or proceeds result from a subdivision, combination, or reclassification of the outstanding capital stock of any issuer thereof or as a result of any merger, consolidation, acquisition, or other exchange of assets to which any issuer may be a party, or otherwise, shall be part of the Collateral hereunder, shall, if received by the Company, be held in trust for the benefit of Gryphon, and shall forthwith be delivered to Gryphon (accompanied by proper instruments of assignment and/or stock and/or bond powers executed by the Company in accordance with Gryphon's instructions) to be held subject to the terms of this Agreement. Any cash proceeds of Collateral which come



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

into the possession of Gryphon (including, without limitation, insurance proceeds) may, at Gryphon's option, be applied in whole or in part to the Obligation (to the extent then due), be released in whole or in part to or on the written instructions of the Company for any general or specific purpose, or be retained in whole or in part by Gryphon as additional Collateral. Any cash Collateral in the possession of Gryphon may be invested by Gryphon in certificates of deposit issued by any state or national bank having combined capital and surplus greater than $10,000,000, or in securities issued or guaranteed by the United States of America or any agency thereof. Gryphon shall never be obligated to make any such investment and shall never have any liability to the Company for any loss that may result therefrom. All interest and other amounts earned from any investment of Collateral may be dealt with by Gryphon in the same manner as other cash Collateral. The provisions of this subsection shall be applicable whether or not an Event of Default has occurred and is continuing.

         (f) SUBROGATION. If any of the Obligation is given in renewal or extension or applied toward the payment of indebtedness secured by any lien, Gryphon shall be, and is hereby, subrogated to all of the rights, titles, interests, and liens securing the indebtedness so renewed, extended, or paid.


         (g) INDEMNIFICATION. The Company hereby assumes all liability for the Collateral, for the Security Interests, and for any use, possession, maintenance, and management of, all or any of the Collateral, including, without limitation, any taxes arising as a result of, or in connection with, the transactions contemplated herein, and agrees to assume liability for, and to indemnify and hold Gryphon harmless from and against, any and all claims, causes of action, or liability, for injuries to or deaths of persons and damage to property, howsoever arising from or incident to such use, possession, maintenance, and management, whether such persons be agents or employees of the Company or of third parties, or such damage be to property of the Company or of others. The Company agrees to indemnify, save, and hold Gryphon harmless from and against, and covenants to defend Gryphon against, any and all losses, damages, claims, costs, penalties, liabilities, and expenses, including, without limitation, court costs and attorneys' fees, howsoever arising or incurred because of, incident to, or with respect to Collateral or any use, possession, maintenance, or management thereof.

     9.  MISCELLANEOUS.

         (a) TERM. Upon full and final payment and performance of the Obligation, this Agreement shall thereafter terminate upon receipt by Gryphon of the Company's written notice of such termination; provided that no Obligor, if any, on any of the Collateral shall ever be obligated to make inquiry as to the termination of this Agreement, but shall be fully protected in making payment directly to Gryphon.

         (b) ACTIONS NOT RELEASES. The Security Interests and the Company's obligations and Gryphon's rights hereunder shall not be released, diminished, impaired, or adversely affected by the occurrence of any one or more of the following events: (i) the taking or accepting of any other security or assurance for any or all of the Obligation; (ii) any release, surrender, exchange, subordination, or loss of any security or assurance at any time existing in connection with any or all of the Obligation; (iii) the modification of, amendment to, or waiver of compliance with any terms of this Agreement without the notification or consent of the Company, except as required herein (the right to such notification or consent being herein specifically waived by the Company); (iv) the insolvency, bankruptcy, or lack of corporate, partnership or trust power of any party at any time liable for the payment of any or all of the Obligation, whether now existing or hereafter occurring; (v) any renewal, extension, or rearrangement of the payment of any or all of the Obligation, either with or without notice to or consent of the Company, or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Gryphon to the Company; (vi) any neglect, delay, omission, failure, or refusal of Gryphon to take or prosecute any action in connection with this Agreement or any other agreement, document, guaranty, or instrument evidencing, securing, or assuring the payment of all or any of the Obligation; (vii) any failure of Gryphon to notify the Company of any renewal, extension, or assignment of the Obligation or any part thereof, or the release of any security, or of any other action taken or refrained from being taken by Gryphon against the Company or any new agreement between Gryphon and the Company, it being understood that Gryphon shall not be required to give the Company any notice of any kind under any circumstances whatsoever with respect to or in connection with the Obligation, including, without limitation, notice of acceptance of this Agreement or any Collateral ever delivered to or for the account of Gryphon hereunder; (viii) the illegality, invalidity, or unenforceability of all or any part of the Obligation against any party obligated with respect thereto by reason of the fact that the Obligation, or the interest paid or payable with respect thereto, exceeds the amount permitted by law, the act of creating the Obligation, or any part thereof, is ultra vires, or the officers, partners, or trustees creating same acted in excess of their authority, or for any other reason; or (ix) if any payment by any party obligated with respect thereto is held to constitute a preference under applicable laws or for any other reason Gryphon is required to refund such payment or pay the amount thereof to someone else.

         (c) WAIVERS. Except to the extent expressly otherwise provided herein, the Company waives (i) any right to require Gryphon to proceed against any other person, to exhaust its rights in the Collateral, or to pursue any other right which Gryphon may have; (ii) with respect to the Obligation, presentment and demand for payment, protest, notice of protest and nonpayment, and notice of the intention to accelerate; and (iii) all rights of marshaling in respect of any and all of the Collateral.

         (d) FINANCING STATEMENT. Gryphon shall be entitled at any time to file this Agreement or a carbon, photographic, or other reproduction of this Agreement, as a financing statement or other Security Document, but the failure of Gryphon to do so shall not impair the validity or enforceability of this Agreement.

         (e) AMENDMENTS. This Agreement may be amended only by an instrument in writing executed jointly by the Company and Gryphon, and supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.

         (f) MULTIPLE COUNTERPARTS. This Agreement may be executed in a two identical counterparts, each of which shall be deemed an original for all purposes and both of which will constitute, collectively, one agreement; but, in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

         (g) PARTIES BOUND; ASSIGNMENT. This Agreement shall be binding on the Company and the Company's successors and assigns and shall inure to the benefit of Gryphon and Gryphon's successors and assigns. The Company may not, without the prior written consent of Gryphon (which consent may be granted or withheld in the sole and absolute discretion of Gryphon), assign any rights, duties, or obligations hereunder. In the event of an assignment of all or part of the Obligation, the Security Interests and other rights and benefits hereunder, to the extent applicable to the part of the Obligation so assigned, shall be transferred therewith.

         (h) GOVERNING LAW. This Agreement shall be construed and enforced in accordance with and governed by the internal laws of the State of Nevada and the laws of the United States of America. The parties hereby agree that all actions or proceedings arising directly or indirectly from or in connection with this Agreement shall be litigated only in the United States District Court for the Northern District of Texas located in Dallas County, Dallas, Texas. Each party consents and submits to the jurisdiction and venue of the foregoing court and consents that any process or notice of motion or other application to said court or a judge thereof may be served inside or outside the State of Texas or the Northern District of Texas (but such consent shall not be deemed a general consent to jurisdiction and service for any third parties) by registered mail, return receipt requested, directed to the parties at their respective addresses provided in or pursuant to the Exchange Agreement (and service so made shall be deemed complete three (3) days after the same has been posted as aforesaid) or by personal service or in such other manner as may be permissible under the rules of said court. The Company hereby waives any right to a jury trial in connection with any litigation pursuant to this Agreement.

         (i) COMPLETE AGREEMENT. This Agreement, the Exchange Agreement, the New Note, and all other agreements, instruments or documents executed and/or delivered in connection herewith and therewith are intended by the Company and Gryphon as a final expression of their agreement with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings whether oral or written with respect to the subject matter hereof and thereof.



                            [Signature Page Follows]

                  IN WITNESS WHEREOF, the parties have executed this Security Agreement as of the date first written above.


                              THE COMPANY:

                              KNIGHTSBRIDGE FINE WINES, INC.


                              By:
                                  ----------------------------------------------
                                  Name:    Joel Shapiro
                                  Title:   President & CEO




                              GRYPHON:

                              GRYPHON MASTER FUND, L.P.

                              By: Gryphon Partners, L.P.,
                                    its General Partner

                                  By: Gryphon Management Partners, L.P.,
                                        its General Partner

                                       By: Gryphon Advisors, L.L.C.,
                                             its General Partner


                                           By:
                                              ----------------------------------
                                              E.B. Lyon, IV, Authorized Agent



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